Exhibit F, Schedule 6(a):  E.ON Group Officers and Directors as of
  December 31, 2003


Legend: A = Chairman, Board of Management / CEO (Vorstandsvorsitzender) B = Member, Board of Management (Mitglied des Vorstandes)
         C = Member, Supervisory Board (Mitglied des Aufsichtsrates)
         D = Managing / Executive Director (Geschaftsfuhrer)

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           Company                         A                        B                        C                        D
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
AV Packaging GmbH              N/A                       N/A                     N/A                       Dr. Rainer Zoller
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Aviga GmbH                     N/A                       N/A                     N/A                       Dr. Ludger Harbert
                                                                                                           Sylvia Pratorius-Walch
                                                                                                           Dr. Rainer Zoller
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Aviga Verwaltungsgesellschaft  N/A                       N/A                     N/A                       Dr. Ludger Harbert
fur Beteiligungen GmbH & Co KG                                                                             Sylvia Pratorius-Walch
                                                                                                           Dr. Rainer Zoller
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BANDURA                        N/A                       N/A                     N/A                       BANDURA
Grundstucks-Verwaltungsges.                                                                                Grundstucks
mbH & Co. KG                                                                                                 -Verwaltungsges.mbH
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BOUYGUES TELECOM S.A.          Philippe Montagner        Gilles Pelisson         Philippe Montagner        N/A
                                                                                 Olivier Bouygues
                                                                                 Michel Cicurel
                                                                                 Francois de Combret
                                                                                 Gerard Degonse
                                                                                 Emmanuel Florent
                                                                                 Ulrich Huppe
                                                                                 Olivier Poupart-Lafarge
                                                                                 Alain Pouyat
                                                                                 Dr. Holger Puchert
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CC Metals & Alloys Inc.        Meinolf Pousset           Charles A. Zak          N/A                       N/A
                                                         Edward Bredniak
                                                         William F. Sullivan
                                                         Eduardo Heumann
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CCA Holding, Inc.              Meinolf Pousset           Charles A. Zak          N/A                       N/A
                                                         Edward Bredniak
                                                         William F. Sullivan
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                                                        Exhibit F, Schedule 6(a)                                                   1



Connect Austria Gesellschaft   N/A                       N/A                     N/A                       Jorgen Bang-Jensen
fur Telekommunikation                                                                                      Christian Czech
Ges.m.b.H.                                                                                                 Jurgen Peetz
                                                                                                           Christian Schrotter
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E.ON Academy GmbH              N/A                       N/A                     N/A                       Volker Wiegmann
                                                                                                           Dr. Stefan Vogg
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E.ON AG                        Dr. Wulf Bernotat         Dr. Hans Michael Gaul   Ulrich Hartmann           N/A
                                                         Dr. Manfred Kruper      Dr. Klaus Liesen
                                                         Dr. Erhard Schipporeit  Hubertus Schmoldt
                                                         Dr. Burckhard Bergmann  Gunter Adam
                                                                                 Dr. Karl-Hermann Baumann
                                                                                 Ralf Blauth
                                                                                 Dr. Rolf-E. Breuer
                                                                                 Dr. Gerhard Cromme
                                                                                 Wolf Rudiger Hinrichsen
                                                                                 Ulrich Hocker
                                                                                 Eva Kirchhof
                                                                                 Seppel Kraus
                                                                                 Prof. Dr. Ulrich Lehner
                                                                                 Peter Obramski
                                                                                 Ulrich Otte
                                                                                 Klaus-Diether Raschke
                                                                                 Dr. Henning
                                                                                   Schulte-Noelle
                                                                                 Prof. Dr. Wilhelm Simson
                                                                                 Gerhard Skupke
                                                                                 Dr. Georg Frhr.
                                                                                   von Waldenfels
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E.ON INTERNATIONAL FINANCE     N/A                       N/A                     N/A                       Johannes Pieter Pels
  B.V.                                                                                                     Dr. Michael Bangert
                                                                                                           Norbert Kostka
                                                                                                           Steven Visser
                                                                                                           Hendrik Wirix
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E.ON Montan GmbH               N/A                       N/A                     N/A                       Dr. Roland Ochsenfeld
                                                                                                           Wulf-Hinnerk Vauk
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E.ON North America, Inc.       Georg O. Budenbender      Dr. Manfred Kruper      N/A                       N/A
                                                         Dr. Hans Michael Gaul
                                                         Paul Brandimarte
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E.ON Risk Consulting GmbH      N/A                       N/A                     N/A                       Klaus Greimel
                                                                                                           Wilhelm Schmitz
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Ruhrgas Holding GmbH           N/A                       N/A                     N/A                       Ulrich Huppe
                                                                                                           Karl-Heinz Feldmann
                                                                                                           Dr. Thomas Konig
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                                                        Exhibit F, Schedule 6(a)                                                   2



E.ON UK Holding GmbH           N/A                       N/A                     N/A                       Michael C. Wilhelm
                                                                                                           Hans Gisbert Ulmke
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E.ON US Holding GmbH           N/A                       N/A                     N/A                       Heinrich Montag
                                                                                                           Michael C. Wilhelm
                                                                                                           Dr. Rolf Pohlig
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E.ON Nordic Holding GmbH       N/A                       N/A                     N/A                       Karl-Heinz Feldmann
                                                                                                           Dr. Thomas Konig
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E.ON Venture Partners GmbH     N/A                       N/A                     N/A                       Steffen Hasselwander
                                                                                                           Peter Bachsleitner
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E.ON Vermogensanlage GmbH      N/A                       N/A                     N/A                       Ulrich Huppe
                                                                                                           Dr. Rolf Pohlig
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EAVV Energie Assekuranz        N/A                       N/A                     N/A                       Rolf Kettler
Versicherungs Vermittlungs
GmbH
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EBV Verwaltungs GmbH           N/A                       N/A                     N/A                       Claus-Peter von der
                                                                                                           Fecht
                                                                                                           Heinrich Montag
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ERKA                           N/A                       N/A                     N/A                       Dr. Michael Holtmann
Vermogensverwaltungs                                                                                       Monika Markordes
gesellschaft mbH
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FIDELIA Corporation            N/A                       N/A                     N/A                       Peter C. Fulweiler
                                                                                                           Peter J. Winnington
                                                                                                           Hans Gisbert Ulmke
                                                                                                           Georg O. Budenbender
                                                                                                           Graham Wood
                                                                                                           Ronald W. Smyth, Jr.
                                                                                                           Udo Koch
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FITAS Verwaltung GmbH & Co.    N/A                       N/A                     N/A                       FITAS Verwaltung GmbH
Vermietungs-KG
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Gesellschaft fur               N/A                       N/A                     N/A                       Michael Steffen
Energiebeteiligung mbH                                                                                     Dr. Ludger Harbert
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                                                        Exhibit F, Schedule 6(a)                                                   3



Gewerkschaft Morgengluck GmbH  N/A                       N/A                     N/A                       Michael C. Wilhelm
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Gunter Lubsen GmbH             N/A                       N/A                     N/A                       Joachim Behring
                                                                                                           Ralf M. Schlichenmaier
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Hamburger Hof                  Wilhelm Schmidt           Winfried Maus           Ulrich Huppe              N/A
Versicherungs-                                                                   Dr. Rolf Pohlig
Aktiengesellschaft                                                               Dr. Klaus Ridder
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E.ON Finance GmbH              N/A                       N/A                     N/A                       Hans Gisbert Ulmke
                                                                                                           Dr. Thomas Konig
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Hibernia Industriewerte GmbH   N/A                       N/A                     N/A                       E.ON Finance GmbH
& Co. KG,
Humboldt-Verwaltungsgebaude
Mulheim
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HIBERNIA Industriewerte GmbH   N/A                       N/A                     N/A                       E.ON AG
& Co. oHG
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ILSE Feldesbesitz GmbH         N/A                       N/A                     N/A                       Dr. Michael Holtmann
                                                                                                           Dr. Guntram Wurzberg
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Induboden GmbH                 N/A                       N/A                     N/A                       Claus-Peter von der Fecht
                                                                                                           Michael C. Wilhelm
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Induboden GmbH & Co.           N/A                       N/A                     N/A                       Aviga GmbH
Grundstucksgesellschaft
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Induboden GmbH & Co.           N/A                       N/A                     N/A                       E.ON AG
Industriewerte
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Indupark                                                                                                   Burkhard Niedermowwe
Grundstucksverwertung GmbH     N/A                       N/A                     N/A                       Michael C. Wilhelm
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Initiativkreis Ruhrgebiet      N/A                       N/A                     N/A                       Dr.-Ing. Eckhard Albrecht
Verwaltungs GmbH
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Junge & Co.                    N/A                       N/A                     N/A                       Joachim Behring
Versicherungsmakler GmbH                                                                                   Ralf Schlichemaier
                                                                                                           Ulfert Paulsen
                                                                                                           Rudiger Hansel
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                                                        Exhibit F, Schedule 6(a)                                                   4



Klockner Haus- und             Raimund Musers            Hermann Kogler          Dr. Erhard Schipporeit    N/A
Verwaltungs AG & Co.                                     Roland H. Strassburger  Horst Schmidt
                                                                                 Maximilian Ardelt
                                                                                 Berkessel
                                                                                 Bernhard Doblinger
                                                                                 Gunter Dohmke
                                                                                 Dr. Hochhauser
                                                                                 Dr. Grossmann
                                                                                 Dr. Manfred Kruper
                                                                                 Jutta Kuhning
                                                                                 Dr. Wolf Roth
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Klockner Industria e Comercio  N/A                       N/A                     N/A                       N. Faggiani
Ltda.
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Montan GmbH Assekuranz-Makler  N/A                       N/A                     N/A                       Josef Kappertz
                                                                                                           Andreas Brans
                                                                                                           Bernd Krebs
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NFK Finanzcontor GmbH          N/A                       N/A                     N/A                       Rolf Kolven
                                                                                                           Dr. Ludger Harbert
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Nordel Holding Gesellschaft                                                                                Rolf Kolven
GmbH                           N/A                       N/A                     N/A                       Dr. Ludger Harbert
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Nordel Holding GmbH & Co.KG    N/A                       N/A                     N/A                       Nordel Holding
                                                                                                           Gesellschaft mbH
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Pragma Ltd.                    N/A                       N/A                     N/A                       Graham Wood
                                                                                                           Christopher Salame
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Raab Karcher Electronic        N/A                       Graham Wood             N/A                       N/A
Systems PLC                                              Christopher Salame
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RHI AG                         Dr. Helmut Draxler        Dr. Eduard Zehetner     Michael Groller           N/A
                               Dr. Andreas Meier         Roland Platzer          Gerd Peskes
                                                                                 Dr. Walter Ressler
                                                                                 Maximilian Ardelt
                                                                                 Stanislaus Prinz zu
                                                                                   Sayn-Wittgenstein-
                                                                                   Berlebur
                                                                                 Dr. Erhard Schaschl
                                                                                 Gerd Klaus Gregor
                                                                                 Dr. Cornelius Grupp
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                                                        Exhibit F, Schedule 6(a)                                                   5



Thame Power Ltd.               N/A                       N/A                     N/A                       Graham Wood
                                                                                                           Christopher Salame
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VBB VIAG-                      N/A                       N/A                     N/A                       Dr. Erhard Schipporeit
Bayernwerk-                                                                                                Klaus Schafer
Beteiligungsgesellschaft mbH
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VEBA Electronics Beteiligungs  N/A                       N/A                     N/A                       Michael C. Wilhelm
GmbH                                                                                                       Dr. Rolf Pohlig
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VEBA Electronics GmbH          N/A                       N/A                     N/A                       Dr. Rolf Pohlig
                                                                                                           Michael C. Wilhelm
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VEBA Electronics LLC           Ferdinand Pohl            B. M. Borsboom                                    N/A
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VEBA ELECTRONICS UK PLC        N/A                       Graham Wood             N/A                       N/A
                                                         Christopher Salame
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VEBA Electronics US Holding    N/A                       N/A                     N/A                       Claus-Peter von der Fecht
GmbH                                                                                                       Heinrich Montag
                                                                                                           Michael C. Wilhelm
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VEBA FUNDING INC.                                                                                          Heinrich Lange
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VEBA Investments Ltd.                                                                                      Graham Wood
                               N/A                       N/A                     N/A                       Christopher Salame
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VEBA Telecom Beteiligungs-GmbH N/A                       N/A                     N/A                       Ulrich Huppe
                                                                                                           Dr. Rolf Pohlig
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VEBA Telecom Management GmbH                                                                               Ulrich Huppe
                               N/A                       N/A                     N/A                       Dr. Rolf Pohlig
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VEBA Telecom                                                                                               Ulrich Huppe
Verwaltungsgesellschaft mbH    N/A                       N/A                     N/A                       Dr. Rolf Pohlig
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Gelsenberg                                                                                                 Ulrich Huppe
Verwaltungsgesellschaft mbH    N/A                       N/A                     N/A                       Dr. Rolf Pohlig
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VEBACOM Holdings Inc.                                                                                      Karl-Michael Fuhr
                                                                                                           Georg O. Budenbender
                                                                                                           A. Paul Brandimarte, Jr.
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Vereinigung der                N/A                       N/A                     N/A                       E.ON AG
Gesellschafter der Indupark                                                                                WestLB
GbR
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VIAG Connect Beteiligungs      N/A                       N/A                     N/A                       Dr. Holger Puchert
Ges.m.b.H.                                                                                                 Dr. Patrick Wolff
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VIAG Connect Ges. fur                                                                                      Dr. Holger Puchert
Telekommunikation Ges.m.b.H.   N/A                       N/A                     N/A                       Dr. Patrick Wolff
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VIAG Telecom AG                Maximilian Ardelt         Ulrich Huppe            Prof. Dr. Wilhelm Simson  N/A
                                                                                 Dr. Erhard Schipporeit
                                                         Dr. Holger Puchert      Gerd Schneider
                                                         Dr. Georg Freiherr von  Dr. Rolf Pohlig
                                                           Waldenfels
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                                                        Exhibit F, Schedule 6(a)                                                   6



VIAG Telecom Beteiligungs GmbH N/A                       N/A                     N/A                       Ulrich Huppe
                                                                                                           Dr. Erhard Schipporeit
                                                                                                           Carsten Stablein
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VIAG Telecom Connect zweite    N/A                       N/A                     N/A                       Dr. Holger Puchert
Beteiligungs Ges.m.b.H.                                                                                    Dr. Patrick Wolff
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VR Telecommunication                                                                                       Dr. Holger Puchert,
Beteiligungs-Verwaltungs GmbH  N/A                       N/A                     N/A                       Jurgen Struck
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VR Telecommunication           N/A                       N/A                     N/A                       VEBA Telecom Management
Beteiligungs-Verwaltungs GmbH                                                                              GmbH
& Co. KG
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VR Telecommunications          N/A                       N/A                     N/A                       Helmut Rundmann
Geschaftsfuhrungs-GmbH                                                                                     Michael Steffen
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VR Telecommunications Holding  N/A                       N/A                     N/A                       Ulrich Huppe
GmbH
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VR Telecommunications          N/A                       N/A                     N/A                       Bruno Joachim
International GmbH                                                                                         Nicole Angenendt
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Wilh. Ispert GmbH & Co KG      N/A                       N/A                     N/A                       Aviga GmbH
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Viterra AG                     Dr.-Ing. Wolfhard         Dr. Manfred Puschel     Dr. Hans Michael Gaul     N/A
                                 Leichnitz               Dr. Michael Hermes      Reinhold Jacob
                                                                                 Dr. Olaf Berlien
                                                                                 Barbel Kraus
                                                                                 Sylvia Hieckmann
                                                                                 Gunther Jastrzembski
                                                                                 Dr.-Ing. Hans-Peter Keitel
                                                                                 Martin Klinkhammer
                                                                                 Barbel Kraus
                                                                                 Dr. Manfred Kruper
                                                                                 Rolf Lemm
                                                                                 Dr. Karl-Hermann Lowe
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Degussa AG                     Prof. Dr. Utz-Hellmuth    Dr. Alfred Oberholz     Prof. Dr. Wilhelm Simson  N/A
                               Felcht                    Dr. Thomas Schoeneberg  Dr. Hans Michael Gaul
                                                         Heinz-Joachim Wagner    Prof. Dr. Dr. h. C.
                                                                                 mult. Wolfgang
                                                                                 A. Herrmann
                                                                                 Dr. Arend Oetker
                                                                                 Roland Oetker
                                                                                 Dr. Erhard Schipporeit
                                                                                 Dr. oec. publ.
                                                                                 Hans-Dietrich Winkhaus
                                                                                 Gunter Adam
                                                                                 Werner Bischoff
                                                                                 Ralf Blauth
                                                                                 Engelbert Gerstandl
                                                                                 Dr. Dieter Hockel
                                                                                 Rainer Kumlehn
                                                                                 Walter Riesop
                                                                                 Bodo Schmidt
                                                                                 Ralf Hermann
                                                                                 Dr. Dietmar Wewers
                                                                                 Karl Starzacher
                                                                                 Dr. Peter Schorner
                                                                                 Guido Tollkamp
                                                                                 Ulrich Weber
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                                                        Exhibit F, Schedule 6(a)                                                   7
